LIMITED POWER OF ATTORNEY
FOR SECTION 16 REPORTING OBLIGATIONS

Know all by these presents, that the
undersigned hereby makes,
constitutes and appoints
each of F. William Conner,
James D. Kendry, David J. Wagner,
and Sherry Crawford
signing singly and each acting individually,
as the undersigned's true and
lawful attorney-in-fact
with full power and authority as hereinafter
described to:
(1) execute for and on behalf of the
undersigned, in the undersigned's capacity
as an officer and/or director of Entrust, Inc.
(the "Company"), Forms 3, 4, and 5
(including any amendments thereto) in
accordance with Section 16(a) of
the Securities Exchange Act of 1934
and the rules thereunder (the "Exchange Act");
(2) do and perform any and all acts
for and on behalf of the undersigned
which may be necessary or desirable to
prepare, complete and execute any such
Form 3, 4, or 5, prepare, complete and
execute any amendment or amendments
thereto, and timely deliver and file
such form with the United States
Securities and Exchange Commission
and any stock exchange or similar authority;
(3) seek or obtain, as the
undersigned's representative and
on the undersigned's behalf,
information regarding transactions
in the Company's securities from
any third party, including brokers,
employee benefit plan administrators
and trustees, and the undersigned
hereby authorizes any such person
to release any such information to
such attorney-in-fact and approves
and ratifies any such release of
information; and
(4) take any other action of any
type whatsoever in connection with
the foregoing which, in the opinion
of such attorney-in-fact, may be
of benefit to, in the best interest
of, or legally required by,
the undersigned, it being understood
that the documents executed by
such attorney-in-fact on behalf
of the undersigned pursuant to this
Power of Attorney shall be in such
form and shall contain such terms
and conditions as such attorney-in-fact
may approve in such attorney-in-fact's
discretion. The undersigned hereby
grants to each such attorney-in-fact
full power and authority to do and
perform any and every act and thing
whatsoever requisite, necessary,
or proper to be done in the
exercise of any of the rights
and powers herein granted, as
fully to all intents and
purposes as the undersigned
might or could do if personally
present, with full power of substitution
or revocation, hereby ratifying
and confirming all that such attorney-in-fact,
or such attorney-in-fact's substitute
or substitutes, shall lawfully do
or cause to be done by virtue of this
power of attorney and the rights
and powers herein granted.
The undersigned acknowledges that
the foregoing attorneys-in-fact,
in serving in such capacity at
the request of the undersigned,
are not assuming nor relieving,
nor is the Company assuming nor
relieving, any of the undersigned's
responsibilities to comply with
Section 16 of the Exchange Act.
The undersigned acknowledges
that neither the Company nor
the foregoing attorneys-in-fact
assume (i) any liability for
the undersigned's responsibility
to comply with the requirement
of the Exchange Act, (ii) any
liability of the undersigned for
any failure to comply with such
requirements, or (iii) any
obligation or liability of
the undersigned for profit
disgorgement under Section
16(b) of the Exchange Act.
This Power of Attorney shall
remain in full force and effect
until the undersigned is no
longer required to file
Forms 3, 4, and 5 with respect
to the undersigned's holdings
of and transactions in securities
issued by the Company, unless earlier
revoked by the undersigned in a
signed writing delivered to the
foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney
to be executed as of this
_3__ day of __August______, 2004.

 /s/Andrew Pinder
           Andrew Pinder

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BOSTON 1585813v1

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